EXHIBIT 10.24
96700/199
112408
FOURTH AMENDMENT AGREEMENT

This Fourth Amendment Agreement is made effective December 1, 2008 by and between Albert Einstein College of Medicine of Yeshiva University, a Division of Yeshiva University, a corporation organized and existing under the laws of the State of New York, having an office and place of business at 1300 Morris Park Avenue, Bronx, New York  10461 ("AECOM") and Applied NeuroSolutions, Inc. (formerly known as Molecular Geriatrics Corp.), a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 50 Lakeview Parkway, Suite 111, Vernon Hills, Illinois  60061 ("Licensee").

Statement

AECOM and Licensee are parties to (1) a License and Collaborative Research Agreement dated February 1, 1994, as amended by an Amendment Agreement executed on March 20, 2002, a Second Amendment Agreement effective September 21, 2002, and a Third Amendment Agreement effective October 30, 2006, (collectively, "the 1994 Agreement") and (2) a License and Collaborative Research Agreement effective July 1, 1993, as amended by an Amendment Agreement executed on July 9, 1993, an Amendment Agreement executed on March 20, 2002, a Second Amendment Agreement effective September 21, 2002, and a Third Amendment Agreement effective October 30, 2006, (collectively, "the 1993 Agreement").  The parties now wish to make changes to certain terms that were added to both the 1993 Agreement and the 1994 Agreement by the Amendment Agreement executed on March 20, 2002 (“the March 2002 Amendment Agreement”) and the Second Amendment Agreement effective September 21, 2002 (“the September 2002 Amendment Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants contained in the 1993 Agreement, the 1994 Agreement, the March 2002 Amendment Agreement, the September 2002 Amendment Agreement, the Third Amendment Agreement and in this Fourth Amendment Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

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1.           Paragraph 3 of the March 2002 Amendment Agreement is hereby amended as follows:  The license maintenance payments due January 1, 2009 and July 1, 2009 are deferred until (i) December 31, 2009 or (ii) ten (10) days after Licensee receives an additional US$3, 500,000 in capital, whichever occurs first.

2.           Paragraph 3(c) of the September 2002 Amendment Agreement is hereby amended so that the due dates for the November 1, 2008, February 1, 2009, May 1, 2009 and August 1, 2009 quarterly research support payments are all changed to December 1, 2008.

3.           Licensee’s failure to make any of the payments required by paragraphs 1 and 2 above shall constitute a material breach of both the 1993 Agreement and the 1994 Agreement.

4.           The applicable provisions of this Fourth Amendment Agreement shall be deemed to be incorporated into the 1993 Agreement, the 1994 Agreement, the March 2002 Amendment Agreement and the September 2002 Amendment Agreement in full and to be an integral part thereof as though fully set forth therein.  With the exception of the above amendments, all other provisions of the 1993 Agreement, the 1994 Agreement, the March 2002 Amendment Agreement and the September 2002 Amendment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into and executed this Fourth Amendment Agreement on the date first above written.

ALBERT EINSTEIN COLLEGE	APPLIED NEUROSOLUTIONS, INC.
OF MEDICINE OF YESHIVA
UNIVERSITY

By:   _________________________                                                                                                By:   ___________________________

Name:________________________                                                                                                Name:__________________________

Title:_________________________                                                                                               Title:___________________________

Agreed to and accepted by:

______________________                                                                                       Date:_____________________
Dr. Peter Davies

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